UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2013

AVIV REIT, INC.

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Maryland (Aviv REIT, Inc.) Delaware (Aviv Healthcare Properties Limited Partnership)	001-35841 (Aviv REIT, Inc.) 333-173824 (Aviv Healthcare Properties Limited Partnership)	27-3200673 (Aviv REIT, Inc.) 35-2249166 (Aviv Healthcare Properties Limited Partnership)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Madison Street, Suite 2400 Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 855-0930

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 8, 2013, Aviv REIT, Inc. (the “Company”) effected a 60.37-for-one split of its common stock (the “Stock Split”). The consolidated financial statements and schedules of Aviv REIT, Inc. and Subsidiaries and Aviv Healthcare Properties Limited Partnership and Subsidiaries as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”) have been retrospectively restated to reflect the Stock Split. Other share amounts in the Form 10-K have also been updated to retroactively reflect the Stock Split. Accordingly, attached hereto as Exhibit 99.1 are updated versions of Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Item 8 (Financial Statements and Supplementary Data) of the Form 10-K reflecting the Stock Split.

In addition, on October 16, 2013, Aviv Healthcare Properties Limited Partnership (the “Partnership”) and Aviv Healthcare Capital Corporation (collectively with the Partnership, the “Issuers”), which are majority-owned subsidiaries of the Company, closed the offering of $250 million aggregate principal amount of the Issuers’ 6% Senior Notes due 2021 (the “2021 Notes”). The condensed consolidating information of the Partnership as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in the Form 10-K has been updated to reflect the applicable subsidiary guarantor financial information of the 2021 Notes pursuant to Rule 3-10 of Regulation S-X (“Rule 3-10”) under the Securities Act of 1933, as amended. Such updated condensed consolidating information is reflected in Note 17 to the Partnership’s Consolidated Financial Statements included in Exhibit 99.1 hereto. The Partnership’s condensed consolidating information as of June 30, 2013 and December 31, 2012 and for the three and six months ended June 30, 2013 and 2012 included in Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “Form 10-Q”) has also been updated as required by Rule 3-10 and is reflected in Note 17 to the Partnership’s Consolidated Financial Statements included in Exhibit 99.2 hereto.

This Current Report on Form 8-K is being filed only for the purposes described herein. All other information in the Form 10-K and Form 10-Q remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures in the Form 10-K or Form 10-Q, nor does it reflect any subsequent information or events, other than revisions described herein.

Item 9.01.	Financial Statements and Exhibits.

(d) The following is a list of the exhibits filed or furnished herewith.

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP

99.1	Updated sections of Form 10-K

99.2	Updated sections of Form 10-Q

101	The following sections of Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets; (ii) Consolidated Statements of Operations and Comprehensive Income; (iii) Consolidated Statements of Changes in Equity; (iv) Consolidated Statements of Cash Flows; and (v) Notes to Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2013	AVIV REIT, INC.

	By:	/s/ James H. Lyman
Name: James H. Lyman
Title: Chief Financial Officer and Treasurer

Date: October 31, 2013	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

	By:	Aviv REIT, Inc., its general partner

	By:	/s/ James H. Lyman
Name: James H. Lyman
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP

99.1	Updated sections of Form 10-K

99.2	Updated sections of Form 10-Q

101	The following sections of Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets; (ii) Consolidated Statements of Operations and Comprehensive Income; (iii) Consolidated Statements of Changes in Equity; (iv) Consolidated Statements of Cash Flows; and (v) Notes to Consolidated Financial Statements

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